UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2004

CURATIVE HEALTH SERVICES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	000-50371	51-0467366
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 Motor Parkway Hauppauge, New York 11788-5145
(Address of principal executive offices) (zip code)

(631) 232-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

The following information is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing:

On November 3, 2004, Curative Health Services, Inc. (the “Company”) issued a press release and held a conference call to report its results of operations and financial condition for the quarter ended September 30, 2004. The release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; appointment of Principal Officers.

(b) & (c)

Changes in Executive Officers

On November 3, 2004, the Company issued a press release announcing that, as part of its previously publicized transition plan, Paul F. McConnell, the Company’s current President and Chief Operating Officer, will relinquish his position as Chief Operating Officer and become its President and Chief Executive Officer effective as of November 15, 2004.  At the same time, John C. Prior, the Company’s President of the Wound Care Management business unit, will move from that position to being the Company’s Chief Operating Officer.  Both Mr. McConnell and Mr. Prior will also continue to serve on the Company’s Board of Directors.  As previously anticipated in connection with this transition, the Company’s current Chief Executive Officer, Joseph L. Feshbach will resign from that position effective as November 15, 2004 and will continue thereafter to serve as the Chairman of the Company’s Board of Directors.  In addition, Mr. Feshbach will become Special Advisor of the Company reporting directly to the Board of Directors to assist the Board and management with long-term strategy, capital formation, mergers and acquisitions, strategic relationships and other appropriate matters.  The Company will file a Form 8-K with the additional information called for by this Item 5.02 concerning these officers and these pending changes no later than four days after November 15, 2004. The press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits

(c)                                  Exhibits

The following Exhibit 99.1 is being “furnished” in accordance with General Instruction B.2. of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing:

Exhibit No.	Description of Exhibit

99.1	Press Release dated November 3, 2004 regarding results of operations and financial condition for the quarter ended September 30, 2004.

99.2	Press Release dated November 3, 2004 regarding changes in executive officers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2004

CURATIVE HEALTH SERVICES, INC.

By:	/s/ Thomas Axmacher
Name: Thomas Axmacher
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated November 3, 2004 regarding results of operations and financial condition for the quarter ended September 30, 2004.

99.2	Press Release dated November 3, 2004 regarding changes in executive officers.